UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2017

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2017, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2017:

1.	To elect three Class III directors to serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s amended and restated certificate of incorporation;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2018.

Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on May 1, 2017 (the “Record Date”), and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of shares of Class A Common Stock and Class B Common Stock representing an aggregate of 540,110,822 votes, or more than 86.27% of the voting power of all issued and outstanding shares entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Rory O’Driscoll	504,803,627	7,964,291	27,342,905
Dylan Smith	503,517,379	9,250,539	27,342,905
Bryan Taylor	505,664,396	7,103,522	27,342,905

Each director nominee was duly elected as a Class III director to serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Amendment to the Company’s Amended and Restated Certificate of Incorporation

For	Against	Abstained	Broker Non-Votes
493,864,157	18,849,663	54,098	27,342,905

The amendment to the Company’s amended and restated certificate of incorporation was approved. A copy of the amendment to the amended and restated certificate of incorporation is attached hereto as Exhibit 3.1.

3.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
510,647,078	2,031,543	89,297	27,342,905

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
539,898,942	128,568	83,313	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2018 was ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Box, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date: June 23, 2017
	By:	/s/ Peter McGoff
Peter McGoff Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Box, Inc.